UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 9, 2007

                          ON THE GO HEALTHCARE, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
----------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On January 6, 2006, we entered into a Promissory Note with Dutchess Private Equities Fund, L.P. and Dutchess Private Equities Fund, II, L.P. The principal amount of the Note was $1,250,000 and it carried no interest. The Note had a discount of $250,000 and we agreed to pay an additional $65,000 in fees. Pursuant to the terms of the Note, we agreed to make payments in the amount of the greater of $69,444.44 or 50% of each Put, as described in our Investment Agreement with Dutchess, until the face amount was paid in full, minus any fees due. Payments were due on the tenth calendar day of each month. Dutchess had the right to convert the Note into shares of our common stock any time.
The Note was subject to automatic conversion on June 30, 2007.

On April 9, 2007 we paid the Note in full in advance of its due date of June 30, 2007.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                On The Go Healthcare, Inc
Date: April 9, 2007
                                By:  /s/ Stuart Turk
                                ------------------------------------
                                Stuart Turk
                                Chief Executive Officer and President